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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference of our report in this Form 8-K filed on or around December 19, 1997, into the Company's previously filed Amendment No. 1 to Form S-8 Registration Statement (Registration No. 333-15361) and Amendment No. 4 to Form S-3 Registration Statement (Registration No. 333-30285).

/s/ Arthur Andersen LLP

Arthur Andersen LLP

December 19, 1997
    Orlando, Florida